Exhibit 99.1

M-tron Industries, Inc. Completes Separation from The LGL Group, Inc.

ORLANDO, Florida (October 7, 2022)—M-tron Industries, Inc. (NYSE American: MPTI) (“MtronPTI”) announced today that it has completed its previously announced separation from The LGL Group, Inc. (“LGL”) and is now an independent, publicly traded company. MtronPTI shares will begin trading today on the New York Stock Exchange under the ticker symbol “MPTI.”

“Today marks an exciting milestone as we embark on our journey as a newly independent public company, focused on world-class microwave and RF products,” said Michael Ferrantino, Chief Executive Officer of MtronPTI. “On behalf of all of our dedicated employees, I am proud of our efforts to deliver superior products and we look forward to the many opportunities ahead. With our proven microwave and RF capabilities and strong customer loyalty, we are well positioned to deliver long-term growth and value creation for our stockholders.”

The separation was achieved through the distribution of 100 percent of the shares of MtronPTI to holders of LGL common stock at 12:01 am on October 7, 2022, with LGL stockholders receiving one-half share of MtronPTI common stock for every share of LGL common stock held at the close of business on the record date of September 30, 2022. LGL stockholders entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of MtronPTI common stock. Fractional shares of MtronPTI common stock were not distributed. Any fractional share of MtronPTI common stock otherwise issuable to an LGL stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares.

About MtronPTI:

Originally founded in 1965, MtronPTI designs, manufactures and markets highly-engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, MtronPTI provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. MtronPTI has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,”

“plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to MtronPTI, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by MtronPTI with the Securities and Exchange Commission, including those risks set forth under the heading “Risk Factors” in the Information Statement included as Exhibit 99.1 to the Company’s Form 10 Registration Statement as amended and filed with the SEC on August 19, 2022. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. MtronPTI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

For further information, please contact:

M-tron Industries, Inc.:

Investor Relations:

James Tivy

ir@mtronpti.com